SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2003

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

500 Dallas Street, Suite 700

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 739-6700

Item 7.    Financial Statements and Exhibits

(c) Exhibit 99.1 – Press Release dated May 14, 2003

Item 9.    Regulation FD Disclosure; Results of Operations and Financial Condition

Plains Exploration & Production Company (the “Company”, “our”, “we” or “us”) today issued a press release reporting its first quarter results. The Company is furnishing the press release, attached as Exhibit 99.1, pursuant to Item 9 and Item 12 of Form 8-K. In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 9, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: May 14, 2003	/s/ Stephen A. Thorington
Stephen A. Thorington Executive Vice President and Chief Financial Officer

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